Exhibit 99.1

Bar Harbor Bankshares Reports Third Quarter Results; Declares Dividend

BAR HARBOR, MAINE – October 19, 2022 - Bar Harbor Bankshares (NYSE American: BHB) reported third quarter 2022 net income of $11.4 million or $0.76 per diluted share compared to $11.0 million or $0.73 per diluted share in the same quarter of 2021.  Earnings per share in the prior year quarter included a $0.14 per diluted share benefit from Paycheck Protection Program (PPP) loans.

THIRD QUARTER HIGHLIGHTS (all comparisons to the third quarter 2021)

●	1.20% return on assets, compared to 1.16%
●	18% annualized loan growth
●	12% annualized core deposit growth
●	3.47% net interest margin, compared to 3.02%
●	58% efficiency ratio, compared to 59%
●	0.20% non-performing assets ratio to total assets, compared to 0.33%

President and Chief Executive Officer, Curtis C. Simard stated, “We are pleased to report our third quarter 2022 results which reflect another strong quarter in loan growth, asset quality, and expansion in net interest margin as well as in all other profitability metrics.  We increased net income by 27% over the third quarter of 2021 excluding the benefit from PPP loans.  Total revenue was $38.7 million; a 9% increase from the prior quarter driven primarily by both growth in average assets and the expansion in net interest income due to our asset-sensitive position.  Return on assets expanded 25 basis points excluding income from PPP loans in 2021.  This quarter’s earnings reflect strategically designed core run rates based on non-maturity deposits and commercial loan growth.  We continue to practice disciplined expense management despite inflationary challenges seen across the US work force today.  These combined efforts create positive operating leverage, which in part, drove the efficiency ratio down to 58%, compared to 59% or 63% excluding PPP loan accretion in the third quarter 2021.

“Loan growth was generated across all of our footprint and across all industry sectors and business lines.  The economy in Northern New England continues to be resilient despite pressures from the broader economy. While the commercial loan market is active, we continue to be selective in those opportunities with proven operators who similarly are increasingly focused on bank execution. Overall on an annualized basis commercial loans grew by 25% and residential loans grew 9%, as much of the mortgage production during the quarter was shifted to the balance sheet taking advantage of the higher rate environment.

“On the liability side, we are growing core deposits at a strong double digit rate and gaining market share.  This has allowed us to increase our deposit funding reliance and diligently manage our funding costs, which also contributed to our expanded margin.

Mr. Simard went on to say, “As always, our asset quality remains a pillar of our foundation as we continue to see negligible net charge-offs this quarter.  Non-performing assets to total assets continues to be minimal at 0.20%. At the end of the third quarter, the allowance for credit losses (ACL) was 0.88% of total loans, up from 0.87% at the end of the second 2022 quarter primarily as a result of more conservative economic forecasting and outsized loan growth.

“We've grown our tangible book value per share, excluding the impact of unrealized security losses, at a compound annual growth rate of 8% on strong earnings offset in part by favorable dividend payments to investors.  We should also note that while we have not classified any of our portfolio as held to maturity, we do have the ability to hold the investments to maturity and fully expect any unrealized loss positions to be recovered over time.  We continue to manage the investment portfolio as a balance sheet tool versus a line of business, and to this point, classifying investments as available for sale preserves our flexibility.

Mr. Simard concluded, “Looking ahead, while the economy remains uncertain, our customer base remains strong, and we continue to be well positioned to support the needs within our communities regardless of the economic environment.  We are actively managing the

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balance sheet, and, as we have proven in the past, we will continue to lend through the uncertainty while managing our market sensitivity position.”

DIVIDEND DECLARED

The Board of Directors voted to declare a cash dividend of $0.26 per share to shareholders of record at the close of business on November 16, 2022 payable on December 16, 2022.  This dividend equates to a 3.92% annualized yield based on the $26.52 closing share price of the Company’s common stock at the end of the third quarter of 2022.

FINANCIAL CONDITION

Loans were $2.8 billion at the end of the third quarter.  Commercial loans increased $106.4 million from the end of the second quarter 2022 and included 65 new customer relationships.  Total residential loans increased $20.0 million from the end of the second quarter 2022, and included $35.1 million of originations on the balance sheet offset by prepayments and amortization.

The allowance for credit losses was $25.0 million for the third quarter, compared to $23.8 million at the end of the second quarter 2022.  The increase in the ACL balance is largely due to significant loan growth during the quarter.  The third quarter 2022 charged off loans resulted in a net charge-off of $44 thousand compared to a net recovery of $32 thousand in the second quarter.  Non-accruing loans for the third quarter 2022 decreased to $7.8 million from $7.9 million at the end of the second quarter.  The ratio of accruing past due loans to total loans was 0.10% of total loans at the end of the third quarter from 0.12% at the end of the second quarter.

Total deposits were $3.1 billion at the end of the third quarter 2022 as well as at the end of the second quarter. Core deposits grew $84.8 million, or 12% on an annualized basis.  Time deposits decreased $27.7 million during the quarter attributable to customers continuing to move funds to transactional accounts upon contractual maturity.  Excess cash and short-term borrowings were used as funding during the third quarter as loan growth outpaced deposit growth.  The loan to deposit ratio was 91% compared to 89% at the end of the second quarter 2022.

The Company’s book value per share was $25.22 at September 30, 2022, compared with $26.19 at the end of the second quarter. Tangible book value per share (non-GAAP measure) was $16.89 at the end of the third quarter 2022, compared to $17.83 at the end of the second quarter.  Other comprehensive income included unrealized loss on securities totaling $58.7 million in the third quarter 2022 compared to $38.3 million at the end of the second quarter.

RESULTS OF OPERATIONS

Net income in the third quarter 2022 was $11.4 million, or $0.76 per diluted share, compared to $11.0 million, or $0.73 per diluted share, in the same quarter of 2021.  In the third quarter 2022, there was no PPP income compared to $2.7 million in the third quarter 2021.

Net interest margin was 3.47% compared to 3.02% in the same period of 2021. Acceleration of PPP loan fee amortization due to forgiveness contributed 28 basis points in the third quarter 2021.  Interest-bearing cash balances reduced net interest margin by 2 basis points in the third quarter 2022 and 26 basis points the prior year quarter.  The yield on loans was 4.04% in the third quarter 2022, and 3.98% in the third quarter of 2021 or 3.62% when excluding interest from PPP loans.  Costs of interest-bearing liabilities decreased to 0.48% from 0.50% in the third quarter 2021 primarily due to having a lower percentage of wholesale borrowings to total debt.

The provision for credit losses for the quarter was $1.3 million, compared to a recapture of $174 thousand in the third quarter of 2021.  The provision in the current period is mainly attributable to outsized loan growth, while the recapture in the prior year quarter was due to improvement in economic forecasts.

Non-interest income in the third quarter 2022 was $8.8 million, compared to $11.4 million in the same quarter of 2021.  Customer service fees grew to $3.8 million from $3.7 million on a higher number of transactional accounts. Wealth management income in the third quarter 2022 was $3.5 million, compared to $3.9 million in the same quarter of 2021 due to market adjustments that reduced assets under management.  Mortgage banking income was $315 thousand, compared to $850 thousand in the same period of 2021 reflecting lower originations and higher on balance sheet activity.

Non-interest expense was $23.0 million in the third quarter 2022 and $23.4 million in the same quarter of 2021. Salaries and employee benefits increased by $500 thousand primarily due to annual merit increases in the second quarter 2022 and revaluation long-term incentive accruals to the Company’s higher stock price at the end of the third quarter 2022.  The efficiency ratio in the third quarter 2022 was 58%, down from 59%, 63% excluding PPP loan income in the third quarter 2021.  Non-core expenses (non-GAAP) were $31 thousand compared to $1.9 million in the third quarter of 2021, which mostly consisted of a $1.8 million loss on debt extinguishment.

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BACKGROUND

Bar Harbor Bankshares (NYSE American: BHB) is the parent company of its wholly-owned subsidiary, Bar Harbor Bank & Trust. Founded in 1887, Bar Harbor Bank & Trust is a true community bank serving the financial needs of its clients for over 135 years. Bar Harbor provides full-service community banking with office locations in all three Northern New England states of Maine, New Hampshire and Vermont. For more information, visit www.barharbor.bank.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the current economic outlook, potential risks to the economy, future interest rates, our ability to grow in the future, and management’s optimism about the Company’s market and financial positions. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (1) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust, including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses, (2) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust, including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses, (3) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (4) increased levels of other real estate, primarily as a result of foreclosures, (5) the impact of liquidity needs on our results of operations and financial condition, (6) competition from financial institutions and other financial service providers, (7) the effect of interest rate increases on the cost of deposits, (8) unanticipated weakness in loan demand or loan pricing, (9) adverse conditions in the national or local economies including in Bar Harbor Bankshares’ markets throughout Northern New England, (10) the effects of new outbreaks of COVID-19, including actions taken by governmental officials to curb the spread of the virus, and the resulting impact on general economic and financial market conditions and on Bar Harbor Bankshares' and its customers' business, results of operations, asset quality and financial condition, (11) the efficacy of vaccines against the COVID-19 virus, including new variants, (12) lack of strategic growth opportunities or our failure to execute on available opportunities, (13) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (14) our ability to effectively manage problem credits, (15) our ability to successfully implement efficiency initiatives on time and with the results projected, (16) our ability to successfully develop and market new products and technology, (17) the impact of negative developments in the financial industry and United States and global capital and credit markets, (18) our ability to retain the services of key personnel, (19) our ability to adapt to technological changes, (20) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (21) the vulnerability of the Bar Harbor Bank & Trust’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or the Bar Harbor Bank & Trust contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (22) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (23) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, and (24) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.

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NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP core earnings can be of substantial importance to the Company's results for any particular quarter or year. The Company's non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company's GAAP financial information.

The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including gains/losses on securities, premises, equipment and other real estate owned, acquisition costs, restructuring costs, legal settlements, and systems conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense.

The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company's performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

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CONTACTS

Josephine Iannelli; EVP, Chief Financial Officer & Treasurer; (207) 288-3314

TABLE
INDEX	CONSOLIDATED FINANCIAL SCHEDULES (UNAUDITED)

A	Selected Financial Highlights
B	Balance Sheets
C	Loan and Deposit Analysis
D	Statements of Income
E	Statements of Income (Five Quarter Trend)
F	Average Yields and Costs
G	Average Balances
H	Asset Quality Analysis
I-J	Reconciliation of Non-GAAP Financial Measures (Five Quarter Trend) and Supplementary Data

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BAR HARBOR BANKSHARES

SELECTED FINANCIAL HIGHLIGHTS - UNAUDITED

	At or for the Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2022	2022	2022	2021	2021
PER SHARE DATA
Net earnings, diluted	$0.76	$0.70	$0.60	$0.65	$0.73
Core earnings, diluted (1)	0.76	0.70	0.62	0.68	0.73
Total book value	25.22	26.19	27.11	28.27	27.92
Tangible book value (1)	16.89	17.83	18.72	19.86	19.48
Market price at period end	26.52	25.86	28.62	28.93	28.05
Dividends	0.26	0.26	0.24	0.24	0.24

PERFORMANCE RATIOS (2)
Return on assets	1.20%	1.14%	1.00%	1.02%	1.16%
Core return on assets (1)	1.20	1.14	1.02	1.07	1.16
Pre-tax, pre-provision return on assets	1.65	1.50	1.28	1.26	1.43
Core pre-tax, pre-provision return on assets (1)	1.65	1.50	1.31	1.33	1.43
Return on equity	11.55	10.58	8.89	9.16	10.38
Core return on equity (1)	11.54	10.59	9.07	9.60	10.39
Return on tangible equity	17.25	15.74	13.01	13.30	15.08
Core return on tangible equity (1)	17.24	15.76	13.27	13.93	15.09
Net interest margin, fully taxable equivalent (FTE) (1) (3)	3.47	3.19	2.95	2.79	3.02
Core net interest margin (1) (4)	3.47	3.19	2.93	2.69	2.75
Efficiency ratio (1)	57.67	59.25	62.40	60.74	59.18

FINANCIAL DATA (In millions)
Total assets	$3,840	$3,716	$3,692	$3,709	$3,738
Total earning assets (5)	3,525	3,399	3,367	3,380	3,394
Total investments	566	593	611	626	556
Total loans	2,850	2,727	2,655	2,532	2,534
Allowance for credit losses	25	24	23	23	22
Total goodwill and intangible assets	126	126	126	126	126
Total deposits	3,136	3,079	3,048	3,049	3,007
Total shareholders' equity	380	394	407	424	418
Net income	11	11	9	10	11
Core earnings (1)	11	11	9	10	11

ASSET QUALITY AND CONDITION RATIOS
Net charge-offs (recoveries)(6)/average loans	0.01%	—%	(0.01)%	(0.02)%	0.03%
Allowance for credit losses/total loans	0.88	0.87	0.87	0.90	0.89
Loans/deposits	91	89	87	83	84
Shareholders' equity to total assets	9.89	10.59	11.02	11.43	11.19
Tangible shareholders' equity to tangible assets	6.85	7.46	7.88	8.32	8.08

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in tables I-J for additional information.
(2)	All performance ratios are based on average balance sheet amounts, where applicable.
(3)	Fully taxable equivalent considers the impact of tax-advantaged investment securities and loans.
(4)	Core net interest margin excludes Paycheck Protection Program loans.
(5)	Earning assets includes non-accruing loans and interest-bearing deposits with other banks. Securities are valued at amortized cost.
(6)	Current quarter annualized.

A

BAR HARBOR BANKSHARES

CONSOLIDATED BALANCE SHEETS - UNAUDITED

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2022	2022	2022	2021	2021
Assets
Cash and due from banks	$50,760	$40,834	$38,656	$33,508	$39,081
Interest-earning deposits with other banks	31,305	26,282	72,393	216,881	302,118
Total cash and cash equivalents	82,065	67,116	111,049	250,389	341,199

Securities available for sale	556,752	586,142	603,910	618,276	545,327
Federal Home Loan Bank stock	9,035	6,572	7,384	7,384	10,192
Total securities	565,787	592,714	611,294	625,660	555,519

Loans held for sale	982	3,539	2,843	5,523	7,505

Total loans	2,850,364	2,727,274	2,654,562	2,531,910	2,534,154
Less: Allowance for credit losses	(25,018)	(23,756)	(23,190)	(22,718)	(22,448)
Net loans	2,825,346	2,703,518	2,631,372	2,509,192	2,511,706

Premises and equipment, net	48,010	48,350	48,891	49,382	50,070
Other real estate owned	—	—	—	—	—
Goodwill	119,477	119,477	119,477	119,477	119,477
Other intangible assets	6,034	6,267	6,500	6,733	6,966
Cash surrender value of bank-owned life insurance	80,758	80,262	79,861	79,020	79,380
Deferred tax asset, net	25,288	18,405	12,614	5,547	5,811
Other assets	86,499	76,109	68,169	58,310	60,712
Total assets	$3,840,246	$3,715,757	$3,692,070	$3,709,233	$3,738,345

Liabilities and shareholders' equity
Demand and other non-interest bearing deposits	$700,218	$670,268	$653,471	$664,420	$664,395
NOW deposits	918,822	883,239	918,768	940,631	888,021
Savings deposits	669,317	663,676	658,834	628,670	605,977
Money market deposits	513,075	499,456	424,750	389,291	379,651
Time deposits	334,248	361,906	391,940	425,532	469,221
Total deposits	3,135,680	3,078,545	3,047,763	3,048,544	3,007,265

Senior borrowings	188,757	117,347	118,538	118,400	190,267
Subordinated borrowings	60,248	60,206	60,165	60,124	60,083
Total borrowings	249,005	177,553	178,703	178,524	250,350

Other liabilities	75,596	66,062	58,605	58,018	62,295
Total liabilities	3,460,281	3,322,160	3,285,071	3,285,086	3,319,910

Total shareholders’ equity	379,965	393,597	406,999	424,147	418,435
Total liabilities and shareholders’ equity	$3,840,246	$3,715,757	$3,692,070	$3,709,233	$3,738,345

Net shares outstanding	15,066	15,026	15,013	15,001	14,987

B

BAR HARBOR BANKSHARES

CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED

LOAN ANALYSIS

						Annualized
						Growth %
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Quarter	Year
(in thousands)	2022	2022	2022	2021	2021	to Date	to Date
Commercial real estate	$1,421,962	$1,331,860	$1,289,968	$1,210,580	$1,170,372	27%	23%
Commercial and industrial	376,624	360,304	346,394	340,129	331,091	18	14
Paycheck Protection Program (PPP)	—	170	1,126	6,669	24,227	*	*
Total commercial loans	1,798,586	1,692,334	1,637,488	1,557,378	1,525,690	25	21
Total commercial loans, excluding PPP	1,798,586	1,692,164	1,636,362	1,550,709	1,501,463	25	21

Residential real estate	896,618	876,644	868,382	821,004	849,692	9	12
Consumer	100,822	100,816	96,876	98,949	100,933	—	3
Tax exempt and other	54,338	57,480	51,816	54,579	57,839	(22)	(1)
Total loans	$2,850,364	$2,727,274	$2,654,562	$2,531,910	$2,534,154	18%	17%

DEPOSIT ANALYSIS

						Annualized
						Growth %
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Quarter	Year
(in thousands)	2022	2022	2022	2021	2021	to Date	to Date
Demand	$700,218	$670,268	$653,471	$664,420	$664,395	18%	7%
NOW	918,822	883,239	918,768	940,631	888,021	16	(3)
Savings	669,317	663,676	658,834	628,670	605,977	3	9
Money market	513,075	499,456	424,750	389,291	379,651	11	42
Total non-maturity deposits	2,801,432	2,716,639	2,655,823	2,623,012	2,538,044	12	9
Total time deposits	334,248	361,906	391,940	425,532	469,221	(31)	(29)
Total deposits	$3,135,680	$3,078,545	$3,047,763	$3,048,544	$3,007,265	7%	4%

*Indicates ratios of 100% or greater.

C

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2022	2021	2022	2021
Interest and dividend income
Loans	$27,940	$25,094	$75,192	$72,490
Securities and other	5,145	3,821	13,178	11,792
Total interest and dividend income	33,085	28,915	88,370	84,282
Interest expense
Deposits	1,801	1,555	4,185	7,109
Borrowings	1,374	1,778	3,458	5,415
Total interest expense	3,175	3,333	7,643	12,524
Net interest income	29,910	25,582	80,727	71,758
Provision for credit losses	1,306	(174)	2,217	(1,428)
Net interest income after provision for credit losses	28,604	25,756	78,510	73,186
Non-interest income
Trust and investment management fee income	3,548	3,868	11,131	11,335
Customer service fees	3,836	3,515	11,108	9,742
Gain on sales of securities, net	44	1,930	53	1,980
Mortgage banking income	315	850	1,427	4,973
Bank-owned life insurance income	496	494	1,501	1,510
Customer derivative income	58	341	213	837
Other income	526	352	1,660	726
Total non-interest income	8,823	11,350	27,093	31,103
Non-interest expense
Salaries and employee benefits	12,242	11,743	35,757	35,275
Occupancy and equipment	4,458	4,029	13,254	12,251
Loss (gain) on sales of premises and equipment, net	—	(146)	(65)	(137)
Outside services	393	547	1,143	1,512
Professional services	421	491	1,122	1,200
Communication	204	188	617	707
Marketing	518	339	1,150	1,163
Amortization of intangible assets	233	233	699	707
Loss on debt extinguishment	—	1,768	—	1,768
Acquisition, conversion and other expenses	31	318	356	1,759
Other expenses	4,532	3,862	12,585	11,382
Total non-interest expense	23,032	23,372	66,618	67,587
Income before income taxes	14,395	13,734	38,985	36,702
Income tax expense	2,965	2,706	7,940	7,169
Net income	$11,430	$11,028	$31,045	$29,533

Earnings per share:
Basic	$0.76	$0.74	$2.07	$1.97
Diluted	0.76	0.73	2.06	1.96

Weighted average shares outstanding:
Basic	15,058	14,983	15,029	14,961
Diluted	15,113	15,051	15,100	15,035

D

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend) - UNAUDITED

	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands, except per share data)	2022	2022	2022	2021	2021
Interest and dividend income
Loans	$27,940	$24,581	$22,671	$22,746	$25,094
Securities and other	5,145	4,207	3,826	3,776	3,821
Total interest and dividend income	33,085	28,788	26,497	26,522	28,915
Interest expense
Deposits	1,801	1,195	1,189	1,434	1,555
Borrowings	1,374	1,074	1,010	1,273	1,778
Total interest expense	3,175	2,269	2,199	2,707	3,333
Net interest income	29,910	26,519	24,298	23,815	25,582
Provision for credit losses	1,306	534	377	126	(174)
Net interest income after provision for credit losses	28,604	25,985	23,921	23,689	25,756
Non-interest income
Trust and investment management fee income	3,548	3,829	3,754	3,844	3,868
Customer service fees	3,836	3,656	3,616	3,470	3,515
Gain on sales of securities, net	44	—	9	890	1,930
Mortgage banking income	315	488	624	1,563	850
Bank-owned life insurance income	496	504	501	669	494
Customer derivative income	58	137	18	173	341
Other income	526	347	787	549	352
Total non-interest income	8,823	8,961	9,309	11,158	11,350
Non-interest expense
Salaries and employee benefits	12,242	11,368	12,147	11,842	11,743
Occupancy and equipment	4,458	4,373	4,423	4,105	4,029
Loss (gain) on sales of premises and equipment, net	—	10	(75)	515	(146)
Outside services	393	410	340	431	547
Professional services	421	528	173	556	491
Communication	204	188	225	205	188
Marketing	518	369	263	378	339
Amortization of intangible assets	233	233	233	233	233
Loss on debt extinguishment	—	—	—	1,083	1,768
Acquisition, conversion and other expenses	31	—	325	(92)	318
Other expenses	4,532	4,221	3,832	3,665	3,862
Total non-interest expense	23,032	21,700	21,886	22,921	23,372
Income before income taxes	14,395	13,246	11,344	11,926	13,734
Income tax expense	2,965	2,743	2,232	2,160	2,706
Net income	$11,430	$10,503	$9,112	$9,766	$11,028

Earnings per share:
Basic	$0.76	$0.70	$0.61	$0.65	$0.74
Diluted	0.76	0.70	0.60	0.65	0.73

Weighted average shares outstanding:
Basic	15,058	15,018	15,011	14,993	14,983
Diluted	15,113	15,077	15,102	15,075	15,051

E

BAR HARBOR BANKSHARES

AVERAGE YIELDS AND COSTS (Fully Taxable Equivalent (Non-GAAP) - Annualized) - UNAUDITED

	Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
	2022	2022	2022	2021	2021
Earning assets
Interest-earning deposits with other banks	2.13%	0.80%	0.16%	0.16%	0.15%
Securities available for sale and FHLB stock	3.12	2.69	2.55	2.66	2.59
Loans:
Commercial real estate	4.26	3.82	3.50	3.40	3.53
Commercial and industrial	4.46	3.67	3.46	3.23	3.79
Paycheck protection program	—	13.99	26.49	26.25	23.28
Residential real estate	3.45	3.55	3.55	3.61	3.64
Consumer	4.55	3.82	3.51	3.49	3.78
Total loans	4.04	3.71	3.54	3.58	3.98
Total earning assets	3.84%	3.46%	3.21%	3.10%	3.41%

Funding liabilities
Deposits:
NOW	0.16%	0.14%	0.14%	0.14%	0.13%
Savings	0.08	0.08	0.09	0.08	0.08
Money market	0.65	0.19	0.12	0.12	0.12
Time deposits	0.55	0.58	0.62	0.77	0.88
Total interest-bearing deposits	0.30	0.20	0.20	0.24	0.27
Borrowings	2.69	2.41	2.29	2.17	2.11
Total interest-bearing liabilities	0.48%	0.36%	0.35%	0.41%	0.50%

Net interest spread	3.36	3.10	2.86	2.69	2.91
Net interest margin	3.47	3.19	2.95	2.79	3.02
Core net interest margin (1)	3.47	3.19	2.93	2.69	2.75

(1)	Core net interest margin (Non-GAAP) excludes Paycheck Protection Program loans.

F

BAR HARBOR BANKSHARES

AVERAGE BALANCES - UNAUDITED

	Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2022	2022	2022	2021	2021
Assets
Interest-earning deposits with other banks (1)	$59,556	$63,317	$140,383	$325,260	$284,429
Securities available for sale and FHLB stock (2)	642,475	637,881	629,811	578,323	610,381
Loans:
Commercial real estate	1,351,599	1,296,162	1,264,798	1,189,803	1,153,813
Commercial and industrial	421,963	412,518	393,759	386,156	391,191
Paycheck protection program	94	788	2,999	14,824	45,835
Residential real estate	882,158	863,172	856,252	844,872	824,686
Consumer	101,175	98,588	97,594	100,723	101,545
Total loans (3)	2,756,989	2,671,228	2,615,402	2,536,378	2,517,070
Total earning assets	3,459,020	3,372,426	3,385,596	3,439,961	3,411,880
Cash and due from banks	40,330	35,051	32,742	37,818	38,750
Allowance for credit losses	(24,061)	(23,228)	(23,256)	(22,525)	(22,607)
Goodwill and other intangible assets	125,626	126,090	126,090	126,324	126,556
Other assets	171,394	178,037	190,846	200,097	209,509
Total assets	$3,772,309	$3,688,376	$3,712,018	$3,781,675	$3,764,088

Liabilities and shareholders' equity
Deposits:
NOW	$905,668	$893,239	$930,556	$913,326	$860,206
Savings	668,255	657,047	640,672	620,599	591,440
Money market	491,683	457,088	414,130	395,341	381,755
Time deposits	349,787	375,782	406,730	450,559	471,934
Total interest-bearing deposits	2,415,393	2,383,156	2,392,088	2,379,825	2,305,335
Borrowings	202,296	178,519	178,958	232,492	334,097
Total interest-bearing liabilities	2,617,689	2,561,675	2,571,046	2,612,317	2,639,432
Non-interest-bearing demand deposits	690,134	661,412	660,717	684,895	641,769
Other liabilities	71,934	67,069	64,619	61,480	61,436
Total liabilities	3,379,757	3,290,156	3,296,382	3,358,692	3,342,637
Total shareholders' equity	392,552	398,220	415,636	422,983	421,451
Total liabilities and shareholders' equity	$3,772,309	$3,688,376	$3,712,018	$3,781,675	$3,764,088

(1)	Total average interest-bearing deposits with other banks is net of Federal Reserve daily cash letter.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Total average loans include non-accruing loans and loans held for sale.

G

BAR HARBOR BANKSHARES

ASSET QUALITY ANALYSIS - UNAUDITED

	At or for the Quarters Ended
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)	2022	2022	2022	2021	2021
NON-PERFORMING ASSETS
Non-accruing loans:
Commercial real estate	$1,587	$1,483	$1,633	$2,890	$3,646
Commercial installment	348	632	905	1,056	1,163
Residential real estate	4,858	4,882	5,612	5,192	6,311
Consumer installment	981	881	1,063	1,053	1,087
Total non-accruing loans	7,774	7,878	9,213	10,191	12,207
Other real estate owned	—	—	—	—	—
Total non-performing assets	$7,774	$7,878	$9,213	$10,191	$12,207

Total non-accruing loans/total loans	0.27%	0.29%	0.35%	0.40%	0.48%
Total non-performing assets/total assets	0.20	0.21	0.25	0.27	0.33

PROVISION AND ALLOWANCE FOR CREDIT LOSSES
Balance at beginning of period	$23,756	$23,190	$22,718	$22,448	$22,815
Charged-off loans	(85)	(62)	(83)	(154)	(286)
Recoveries on charged-off loans	41	94	178	298	93
Net loans charged-off	(44)	32	95	144	(193)
Provision for credit losses	1,306	534	377	126	(174)
Balance at end of period	$25,018	$23,756	$23,190	$22,718	$22,448

Allowance for credit losses/total loans	0.88%	0.87%	0.87%	0.90%	0.89%
Allowance for credit losses/non-accruing loans	322	300	252	223	184

NET LOAN (CHARGE-OFFS) RECOVERIES
Commercial real estate	$7	$59	$54	$216	$(69)
Commercial installment	12	12	25	53	(24)
Residential real estate	(5)	6	76	8	13
Consumer installment	(58)	(45)	(60)	(133)	(113)
Total, net	$(44)	$32	$95	$144	$(193)

Net charge-offs (recoveries) (QTD annualized)/average loans	0.01%	—%	(0.01)%	(0.02)%	0.03%
Net charge-offs (recoveries) (YTD annualized)/average loans	—	(0.01)	(0.01)	0.01	0.02

DELINQUENT AND NON-ACCRUING LOANS/ TOTAL LOANS
30-89 Days delinquent	0.09%	0.09%	0.22%	0.31%	0.09%
90+ Days delinquent and still accruing	0.01	0.03	0.03	0.01	0.02
Total accruing delinquent loans	0.10	0.12	0.25	0.32	0.12
Non-accruing loans	0.27	0.29	0.35	0.40	0.48
Total delinquent and non-accruing loans	0.37%	0.41%	0.60%	0.72%	0.60%

H

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)		2022	2022	2022	2021	2021
Net income		$11,430	$10,503	$9,112	$9,766	$11,028
Non-core items:
Gain on sale of securities, net		(44)	—	(9)	(890)	(1,930)
Loss (gain) on sale of premises and equipment, net		—	10	(75)	515	(146)
Loss on debt extinguishment		—	—	—	1,083	1,768
Acquisition, conversion and other expenses		31	—	325	(92)	318
Income tax expense (1)		3	(2)	(56)	(144)	(2)
Total non-core items		(10)	8	185	472	8
Core earnings (2)	(A)	$11,420	$10,511	$9,297	$10,238	$11,036

Net interest income	(B)	$29,910	$26,519	$24,298	$23,815	$25,582
Non-interest income		8,823	8,961	9,309	11,158	11,350
Total revenue		38,733	35,480	33,607	34,973	36,932
Gain on sale of securities, net		(44)	—	(9)	(890)	(1,930)
Total core revenue (2)	(C)	$38,689	$35,480	$33,598	$34,083	$35,002

Total non-interest expense		23,032	21,700	21,886	22,921	23,372
Non-core expenses:
(Loss) gain on sale of premises and equipment, net		—	(10)	75	(515)	146
Loss on debt extinguishment		—	—	—	(1,083)	(1,768)
Acquisition, conversion and other expenses		(31)	—	(325)	92	(318)
Total non-core expenses		(31)	(10)	(250)	(1,506)	(1,940)
Core non-interest expense (2)	(D)	$23,001	$21,690	$21,636	$21,415	$21,432

Total revenue		38,733	35,480	33,607	34,973	36,932
Total non-interest expense		23,032	21,700	21,886	22,921	23,372
Pre-tax, pre-provision net revenue		$15,701	$13,780	$11,721	$12,052	$13,560

Core revenue(2)		38,689	35,480	33,598	34,083	35,002
Core non-interest expense(2)		23,001	21,690	21,636	21,415	21,432
Core pre-tax, pre-provision net revenue(2)	(U)	$15,688	$13,790	$11,962	$12,668	$13,570

(in millions)
Average earning assets	(E)	$3,459	$3,372	$3,386	$3,440	$3,412
Average paycheck protection program (PPP) loans	(R)	—	1	3	15	46
Average earning assets, excluding PPP loans	(S)	3,459	3,371	3,383	3,425	3,366
Average assets	(F)	3,772	3,688	3,712	3,782	3,764
Average shareholders' equity	(G)	393	398	416	423	421
Average tangible shareholders' equity (2) (3)	(H)	267	272	290	297	295
Tangible shareholders' equity, period-end (2) (3)	(I)	254	268	281	298	292
Tangible assets, period-end (2) (3)	(J)	3,715	3,587	3,566	3,583	3,612

I

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,
(in thousands)		2022	2022	2022	2021	2021
Common shares outstanding, period-end	(K)	15,066	15,026	15,013	15,001	14,987
Average diluted shares outstanding	(L)	15,113	15,077	15,102	15,075	15,051

Core earnings per share, diluted (2)	(A/L)	$0.76	$0.70	$0.62	$0.68	$0.73
Tangible book value per share, period-end (2)	(I/K)	16.89	17.83	18.72	19.86	19.48
Securities adjustment, net of tax (1) (4)	(M)	(58,715)	(38,304)	(20,225)	1,985	4,398
Tangible book value per share, excluding securities adjustment (2) (4)	(I+M)/K	20.79	20.38	20.07	19.73	19.19
Tangible shareholders' equity/total tangible assets (2)	(I/J)	6.85	7.47	7.88	8.32	8.08

Performance ratios (5)
GAAP return on assets		1.20%	1.14%	1.00%	1.02%	1.16%
Core return on assets (2)	(A/F)	1.20	1.14	1.02	1.07	1.16
Pre-tax, pre-provision return on assets		1.65	1.50	1.28	1.26	1.43
Core pre-tax, pre-provision return on assets (2)	(U/F)	1.65	1.50	1.31	1.33	1.43
GAAP return on equity		11.55	10.58	8.89	9.16	10.38
Core return on equity (2)	(A/G)	11.54	10.59	9.07	9.60	10.39
Return on tangible equity		17.25	15.74	13.01	13.30	15.08
Core return on tangible equity (1) (2)	(A+Q)/H	17.24	15.76	13.27	13.93	15.09
Efficiency ratio (2) (6)	(D-O-Q)/(C+N)	57.67	59.25	62.40	60.74	59.18
Net interest margin	(B+P)/E	3.47	3.19	2.95	2.79	3.02
Core net interest margin (2) (7)	(B+P-T)/S	3.47	3.19	2.93	2.69	2.75

Supplementary data (in thousands)
Taxable equivalent adjustment for efficiency ratio	(N)	$533	$491	$476	$573	$576
Franchise taxes included in non-interest expense	(O)	149	144	141	132	143
Tax equivalent adjustment for net interest margin	(P)	379	334	320	369	421
Intangible amortization	(Q)	233	233	233	233	233
Interest and fees on PPP loans	(T)	—	27	196	981	2,690

(1)	Assumes a marginal tax rate of 23.41% for the last four quarters and 23.71% for the third quarter of 2021.
(2)	Non-GAAP financial measure.
(3)	Tangible shareholders' equity is computed by taking total shareholders' equity less the intangible assets at period-end. Tangible assets is computed by taking total assets less the intangible assets at period-end.
(4)	Securities adjustment, net of tax represents the total unrealized loss on available-for-sale securities recorded on the Company's consolidated balance sheets within total common shareholders' equity.
(5)	All performance ratios are based on average balance sheet amounts, where applicable.
(6)	Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.
(7)	Core net interest margin excludes Paycheck Protection Program loans.

J